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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6200 South Quebec Street, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 967-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)  Not applicable.

(c)
Exhibits:

Exhibit No.	Description of Exhibit
1.1	Terms Agreement, dated as of July 23, 2003, among First Data Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the Underwriters named therein, relating to First Data's 3.375% Notes due 2008.
1.2
Terms Agreement, dated as of July 23, 2003, among First Data Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the Underwriters named therein, relating to First Data's 4.70% Notes due 2013.
4.1	Form of 3.375% Note due 2008.
4.2	Form of 4.70% Note due 2013.
12.1	Statement of Calculation of Pro Forma Ratio of Earnings to Fixed Charges.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DATA CORPORATION
By:	/s/ STANLEY J. ANDERSEN Name: Stanley J. Andersen Title: Assistant Secretary

Date: July 28, 2003

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EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit
1.1	Terms Agreement, dated as of July 23, 2003, among First Data Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the Underwriters named therein, relating to First Data's 3.375% Notes due 2008.
1.2
Terms Agreement, dated as of July 23, 2003, among First Data Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the Underwriters named therein, relating to First Data's 4.70% Notes due 2013.
4.1	Form of 3.375% Note due 2008.
4.2	Form of 4.70% Note due 2013.
12.1	Statement of Calculation of Pro Forma Ratio of Earnings to Fixed Charges.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX